SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 16, 2003
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 7(c). EXHIBITS

Exhibit
99	Dominion Resources, Inc. press release dated April 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 9, "REGULATION FD DISCLOSURE" AND ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

On April 16, 2003, Dominion Resources, Inc. issued a press release announcing 2003 first quarter earnings. A copy of the press release is furnished as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: April 16, 2003

Exhibit Index

Exhibit No.
99	Dominion Resources, Inc. press release dated April 16, 2003.